UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2016

THOMPSON CREEK METALS COMPANY INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120
(Address of Principal Executive Offices)

(303) 761-8801
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02  Results of Operations and Financial Condition.
On August 8, 2016, Thompson Creek Metals Company Inc. (the “Company”) issued a press release (the “Press Release”) announcing results for the three and six months ended June 30, 2016. Furnished as Exhibit 99.1 to this Current Report is a copy of the Press Release.
Item 7.01 Regulation FD Disclosure.
The Company is furnishing as Exhibit 99.2 a presentation to be used during the Company's conference call/webcast for analysts and investors on Tuesday, August 9, 2016, and for future meetings with investors, stockholders, and analysts. The Company does not intend to file any update to this investor presentation. The fact that this investor presentation is being furnished should not be deemed an admission as to the materiality of any information contained in the presentation.
The information in this Current Report and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Important Additional Information about the Arrangement Transaction
The Company plans to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with the arrangement with Centerra Gold Inc. This Current Report and Exhibits 99.1 and 99.2 attached hereto do not constitute a solicitation of any vote or approval. The proxy statement and other documents to be filed with the SEC related to the arrangement transaction will contain important information about Centerra Gold, the Company, the arrangement transaction and related matters. Investors are urged to carefully read the proxy statement and other documents to be filed with the SEC in connection with the arrangement or incorporated by reference into the proxy statement, when available. Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by contacting the Company's Investor Relations at (303) 761-8801. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on the Company’s website at www.thompsoncreekmetals.com (which website is not incorporated herein by reference).

Participation in the Solicitation

The Company and its directors and officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the arrangement transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the proposed arrangement transaction will be set forth in the proxy statement described above when it is filed with the SEC. Additional information regarding the Company’s executive officers and directors, including stockholdings, is included in the Company’s definitive proxy statement for 2016, which was filed with the SEC on May 25, 2016. You can obtain free copies of this document from the Company using the contact information above.
Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Thompson Creek Metals Company Inc. Press Release dated August 8, 2016
99.2	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

	By:	/s/ Pamela L. Saxton
Date: August 8, 2016	Name:	Pamela L. Saxton
	Title:	EVP and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Thompson Creek Metals Company Inc. Press Release dated August 8, 2016
99.2	Investor Presentation